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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 1998


                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                        0-25400                     75-2421746
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)                Identification
incorporation)                                              Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                     75074
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (972) 881-4700

                                      NONE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On March 26, 1998, the Registrant executed the Underwriting Agreement filed herewith as Exhibit 1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  1. Underwriting agreement dated March 26, 1998.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DAISYTEK INTERNATIONAL CORPORATION



Dated: March 26, 1998               By:   /s/ THOMAS J. MADDEN
                                    Thomas J. Madden
                                    Chief Financial Officer,
                                    Chief Accounting Officer,
                                    Vice President - Finance




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                                INDEX TO EXHIBITS


EXHIBIT                                                            PAGE
  NO.                 EXHIBIT                                     NUMBER
-------               -------                                     ------
   1.       Underwriting agreement dated March 26, 1998......        5




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